LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED NOVEMBER 17, 2011

TO THE PROSPECTUSES DATED JULY 31, 2011 OF

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

WESTERN ASSET MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

WESTERN ASSET NEW YORK MUNICIPAL MONEY MARKET FUND

The following information amends and/or supplements, as applicable, the section of the prospectus titled “Share price/Fund business day”:

When the NYSE closes early on a business day before or after a day on which a national holiday is celebrated, the fund will close for business and calculate its NAV at such time the NYSE closes. For calendar year 2011, it is expected that the NYSE will close early at 1:00 p.m. (Eastern time) on November 25, 2011.

To determine whether the fund is open for business, please call the fund at 1-877-721-1926 or 1-212-857-8181 between 8:00 a.m. and 5:30 p.m. (Eastern time). You should contact your Service Agent to determine whether your Service Agent will be open for business.

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